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                       Securities and Exchange Commission

                            Washington, D.C.  20549

                                   __________

                                    FORM 8-K
                                   __________


    Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934

       Date of Report (date of earliest event reported): August 28, 2000


                             EBT INTERNATIONAL, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                      000-23384                  04-3216243
---------------------------      ----------------------       -----------------
State or other jurisdiction      Commission File Number         IRS Employer
   of incorporation                                           Identification No.




                              299 Promenade Street,
                         Providence, Rhode Island 02908
                     ---------------------------------------
                    (Address of principal executive offices)

                                 (401) 752-4400
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)




                                Inso Corporation
                              31 St. James Avenue,
                        Boston, Massachusetts 02116-4101
                        --------------------------------
                            (Former name and address)


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ITEM 5.   OTHER EVENTS.

     On August 28, 2000, the Company changed its name from "Inso Corporation" to "eBT International, Inc." The name change was made upon the filing of a Certificate of Ownership and Merger with the Delaware Secretary of State reflecting the merger of a wholly-owned subsidiary of the Company into the Company for the sole purpose of changing our name.

     The Company's common stock now trades under the ticker symbol "EBTI" on the Nasdaq Stock Market.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              eBT International, Inc.


                              By: /s/ Jonathan P. Levitt
                                  ------------------------------
                                  Jonathan P. Levitt
                                  Vice President,
                                  General Counsel and Secretary

Dated: August 30, 2000